Exhibit 10.1

AMENDED AND RESTATED
AMENDMENT TO DEALER SALES AND SERVICE AGREEMENTS

This Amended and Restated Amendment to Dealer Sales and Service Agreement (this "AMENDMENT") is entered into effective as of December19, 2012, between Peterbilt Motors Company, a division of PACCAR Inc, a Delaware corporation ("PETERBILT"), Rush Truck Centers of Texas, LP, a Texas Limited Partnership ("Rush Texas"), Rush Truck Centers of California, Inc., a Delaware corporation ("Rush California"), Rush Truck Centers of Oklahoma, Inc., a Delaware corporation ("Rush Oklahoma"), Rush Truck Centers of Arizona, Inc., a Delaware corporation ("Rush Arizona"), Rush Truck Centers of New Mexico, Inc., a Delaware corporation ("Rush New Mexico"), Rush Truck Centers of Colorado, Inc., a Delaware corporation ("Rush Colorado"), Rush Truck Centers of Florida, Inc., a Delaware corporation ("Rush Florida"), Rush Truck Centers of Alabama, Inc., a Delaware corporation ("Rush Alabama"), Rush Truck Centers of Tennessee, Inc., a Delaware corporation ("Rush Tennessee"), and Rush Truck Centers of North Carolina, Inc., a Delaware corporation ("Rush North Carolina") (Rush Texas, Rush California, Rush Oklahoma, Rush Arizona, Rush New Mexico, Rush Colorado, Rush Florida, Rush Alabama, Rush Tennessee, and Rush North Carolina collectively, the "Companies" and individually, a "Company"). Capitalized terms used herein but not defined herein have the respective meaning given them in the Dealer Sales and Service Agreements (as defined below).

RECITALS

PACCAR is a party to certain Dealer Sales and Service Agreements  (individually, a "Dealer Sales and Service Agreement" and, collectively, the "Dealer Sales and Service Agreements"), with each of the Companies pursuant to which each Company was granted Peterbilt dealership(s) in the territories specified in each Dealer Sales and Service Agreement.  The Dealer Sales and Service Agreements currently in effect are set forth on Exhibit A.

PACCAR, Rush Enterprises, Inc. ("Rush"), and the Companies amended the Dealer Sales and Service Agreements by an Amendment to Dealer Sales and Service Agreements dated October 5, 2000.

PACCAR, Rush Enterprises, Inc. ("Rush"), and the Companies amended the Dealer Sales and Service Agreements by an Amended and Restated Amendment to Dealer Sales and Service Agreements dated June 15, 2006 (the "June 15, 2006 Amendment").

PACCAR, Rush and the Companies desire that this Amendment supersede and replace the June 15, 2006 Amendment and to have this Amendment apply to all Dealer Sales and Service Agreements currently in effect between Peterbilt and the Companies, any and all extensions, amendments and renewals to such Dealer Sales and Service Agreements (collectively, “Renewal Agreements”) and all future Dealer Sales and Service Agreements (collectively, “Future Agreements”) entered into between PETERBILT and the Companies.

AGREEMENTS

In consideration of the foregoing premises and of the mutual promises contained herein and for $10.00 and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that (a) this Amendment shall supersede and replace the June 15, 2006 Amendment and (b) the Dealer Sales and Service Agreements shall be amended by this Amendment as follows:

1.	Article IV.B of each of the Dealer Sales and Service Agreements shall be deleted in its entirety and shall be replaced with the following:

B.
Ownership: Addendum D also sets forth the identity of the persons who have been approved by PETERBILT to have, with their respective associates, the principal beneficial ownership interest (in the aggregate no less than 22% of the voting power of the outstanding shares of capital stock) in Rush Enterprises, Inc., the parent of DEALER (called "DEALER PRINCIPAL(S)"), and the principal managers of DEALER or its parent who may or may not have ownership interests (called "OPERATING MANAGER(S)"). Addendum D shall not be amended unless such amendment is in writing and signed by the parties hereto.

DEALER shall have the right to assign its rights and obligations under this AGREEMENT to any entity so long as the majority of the capital stock entitled to vote on the election of directors of such entity or its parent (as defined in Rule-405 under the Securities Act of 1933, as amended) is beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) in the aggregate by Rush Enterprises, Inc. or the DEALER PRINCIPAL(S) and their respective associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934).

2.	Article VIII.B.1.g of each of the Dealer Sales and Service Agreements shall be deleted in its entirety and replaced with the following:

g.
If (i) the DEALER PRINCIPAL(S) identified in Addendum D and their respective associates in the aggregate beneficially own less than 22% of the voting power of the outstanding shares of capital stock entitled to vote on the election of directors of Rush Enterprises, Inc. (or any successor thereto), or (ii) any "person" (as that term is defined under the Securities Exchange Act of 1934, as amended) other than DEALER PRINCIPAL(S) and their respective associates, or any person who has been approved in writing by PETERBILT, either (x) owns a greater percentage of the voting power of the outstanding shares of capital stock entitled to vote on the election of directors of Rush Enterprises, Inc. (or any successor thereto) than DEALER PRINCIPAL(S) and their respective associates in the aggregate, or (y) any person other than W. Marvin Rush, W.M. "Rusty" Rush, Robin M. Rush or any person who has been approved in writing by PETERBILT holds the office of Chairman of the Board, President or Chief Executive Officer of Rush Enterprises, Inc. (or any successor thereto) or (iii) Rush Enterprises, Inc. (or any successor thereto) is not DEALER or, directly or indirectly, the 100% owner of DEALER.

3.	Article VIII.B.5 of each of the Dealer Sales and Service Agreements shall be deleted in its entirety.

4.	Article XI.C of each of the Dealer Sales and Service Agreements shall be deleted in its entirety and replaced with the following:

C.
Collateral Assignment. Except as provided in the second paragraph of Article IV.B of this Agreement, DEALER may not pledge, hypothecate, or grant a security interest in, this AGREEMENT or DEALER'S right, title or interest therein.

5.	The first paragraph (including table) and second paragraph of Addendum D of each of the Dealer Sales and Service Agreements shall be deleted in their entirety and replaced with the following:

The DEALER PRINCIPAL(S) are: W. Marvin Rush, Barbara Rush, W.M. "Rusty" Rush, Robin M. Rush, David C. Orf, James Thor, Marty Naegelin, Scott Anderson, Derrek Weaver, Steven Keller, Corey Lowe, and Rich Ryan.

6.
In the Dealer Sales and Service Agreement with Rush Texas, any and all references to "DEALER" shall refer solely to Rush Texas; in the Dealer Sales and Service Agreement with Rush California, any and all references to "DEALER" shall refer solely to Rush California; in the Dealer Sales and Service Agreement with Rush Oklahoma, any and all references to "DEALER" shall refer solely to Rush Oklahoma; in the Dealer Sales and Service Agreement with Rush Arizona, any and all references to "DEALER" shall refer solely to Rush Arizona; in the Dealer Sales and Service Agreement with Rush New Mexico, any and all references to "DEALER" shall refer solely to Rush New Mexico; in the Dealer Sales and Service Agreement with Rush Colorado, any and all references to "DEALER" shall refer solely to Rush Colorado; in the Dealer Sales and Service Agreement with Rush Florida, any and all references to "DEALER" shall refer solely to Rush Florida; in the Dealer Sales and Service Agreement with Rush Alabama, any and all references to "DEALER" shall refer solely to Rush Alabama; in the Dealer Sales and Service Agreement with Rush Tennessee, any and all references to "DEALER" shall refer solely to Rush Tennessee; in the Dealer Sales and Service Agreement with Rush North Carolina, any and all references to "DEALER" shall refer solely to Rush North Carolina.

7.
Any and all of the terms and conditions of each of the Dealer Sales and Service Agreements are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications contained in this Amendment.

8.
In the event any Renewal Agreement or Future Agreement contains the same provisions that are amended, deleted or otherwise modified by this Amendment, then such provisions in such Renewal Agreement or Future Agreement shall be amended, deleted or otherwise modified in the same way such provisions are amended, deleted or modified by this Amendment.

9.	Except as amended hereby, the each Dealer Sales and Service Agreement is hereby ratified and confirmed and shall continue in full force and effect.

IN WITNESS WHEREOF, Rush, the Companies and PACCAR have caused this Amendment to be executed and delivered as of the date first above written.

PETERBILT MOTORS COMPANY, A DIVISION OF PACCAR INC		RUSH ENTERPRISES, INC.

By:	/s/ William Kozek	By:	/s/ W.M. “Rusty” Rush
	William Kozek		W.M. “Rusty” Rush
	Vice President – PACCAR Inc General Manager – Peterbilt Motors Company		Chief Executive Officer

SIGNATURE PAGE(S) FOR AMENDED AND RESTATED AMENDMENT TO DEALER SALES AND SERVICE AGREEMENTS DATED DECEMBER 19, 2012.

RUSH TRUCK CENTERS OF TEXAS, L.P.
By: RUSHTEX, INC., its General Partner

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF ARIZONA, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF CALIFORNIA, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF NEW MEXICO, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF OKLAHOMA, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF COLORADO, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

SIGNATURE PAGE(S) FOR AMENDED AND RESTATED AMENDMENT TO DEALER SALES AND SERVICE AGREEMENTS DATED DECEMBER 19, 2012.

RUSH TRUCK CENTERS OF FLORIDA, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF ALABAMA, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF TENNESSEE, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer

RUSH TRUCK CENTERS OF NORTH CAROLINA, INC.

By:	/s/ W. Marvin Rush
W. Marvin Rush Chief Executive Officer